State Street S&P 500 Index V.I.S. Fund	SSSPX (Class 1)

Summary Prospectus–May 1, 2019

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.ssga.com/geam/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to Statestreetfunds@ssga.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. To do so, contact your Insurance provider. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objectives
Growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street S&P 500 Index V.I.S. Fund (the “S&P 500 Index Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment):	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).
Class 1
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.33%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$34	$106	$185	$418

State Street Global Advisors	1 of 4

State Street S&P 500 Index V.I.S. Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a “passive” or “indexing” investment approach, seeking to replicate the investment performance that, before expenses, corresponds generally to the total return of the S&P 500® Index. To the extent that the Fund is unable to purchase all stocks comprising the S&P 500® Index, the Fund will purchase a representative sample of the stocks listed in the S&P 500® Index in proportion to their weightings. However, in some cases, the Fund’s weightings in particular industry segments represented in the S&P 500® Index may differ from those of the S&P 500® Index.

The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain exposure to certain types of securities as an alternative to investing directly in or selling securities comprising the S&P 500® Index.

The Fund also may invest to a lesser extent in securities that are not in the S&P 500® Index. The Fund will seek to acquire securities in order to fulfill its investment objectives. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Indexing Strategy/Index Tracking Risk is the risk of attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the S&P 500® Index or of the actual securities comprising the S&P 500® Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the S&P 500® Index will affect the performance, volatility, and risk of the S&P 500® Index and, consequently, the performance, volatility, and risk of the Fund. While SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the S&P 500® Index), the Fund’s return may not match the return of the S&P 500® Index. The Fund incurs a number of operating expenses not applicable to the S&P 500® Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the S&P 500® Index, or in some securities not included in the S&P 500® Index, potentially increasing the risk of divergence between the Fund’s return and that of the S&P 500® Index.

State Street Global Advisors	2 of 4

State Street S&P 500 Index V.I.S. Fund

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Unconstrained Sector Risk is the risk that the Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest 15.87% (quarter ended June 30, 2009)

Lowest -14.02% (quarter ended September 30, 2011)

State Street Global Advisors	3 of 4

State Street S&P 500 Index V.I.S. Fund

Average Annual Total Returns (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 4/15/85)	-4.73%	8.15%	12.79%

S&P 500® Index (does not reflect fees, expenses, or taxes)	-4.38%	8.50%	13.12%

Portfolio Management

Investment Adviser

SSGA FM

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Michael Feehily, CFA	Since 2017	Senior Managing Director at State Street Global Advisors (“SSGA”)

Karl Schneider, CAIA	Since 2001	Managing Director at SSGA

Olga Winner, CFA	Since 2012	Vice President at SSGA

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Insurance Companies, Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Global Advisors	4 of 4	SSF SP SP 5-2019